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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of The
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest event
                           reported): March 30, 2007


                         MORGAN STANLEY CAPITAL I INC.
                         -----------------------------
            (Exact name of registrant as specified in its charter)

          Delaware                     333-130684               13-3291626
----------------------------- --------------------------- --------------------
(State or Other Jurisdiction    (Commission File Number)      (IRS Employer
      of Incorporation)                                    Identification No.)

   1585 Broadway, 2nd Floor, New York, New York                    10036
--------------------------------------------------         -------------------
     (Address of Principal Executive Offices)                    (Zip Code)


                                (212) 761-4700
             ----------------------------------------------------
             (Registrant's Telephone Number, Including Area Code)


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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8   Other Events.
---------   -------------

Item 8.01.  Other Events.
----------  -------------

     On March 30, 2007, Morgan Stanley Capital I, Inc., (the "Company") caused the issuance, pursuant to a pooling and servicing agreement, dated as of March 1, 2007 (the "Pooling and Servicing Agreement"), among the Company, as depositor, Wells Fargo Bank, National Association, as master servicer and securities administrator and LaSalle Bank National Association, as trustee and custodian of Morgan Stanley Mortgage Loan Trust 2007-6XS (the "MSM 2007-6XS Mortgage Loan Trust"), Mortgage Pass-Through Certificates, Series 2007-6XS (the "Certificates"). The Pooling and Servicing Agreement is annexed hereto as
Exhibit 99.1. Certain classes of the Certificates, designated as Class 1-A-1, Class 1-A-2-SS, Class 1-A-2-M, Class 1-A-3-SS, Class 1-A-3-M, Class 2-A-1-SS, Class 2-A-1-M, Class 2-A-2-SS, Class 2-A-3-SS, Class 2-A-4-SS, Class 2-A-5-SS, Class 2-A-6-SS, Class 2-A-6-M, Class 2-A-7-M, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3 and Class A-R Certificates (collectively, the "Publicly-Offered Certificates") were registered under the Registrant's registration statement on Form S-3 (Registration No. 333-130684). The Publicly-Offered Certificates were sold to Morgan Stanley & Co. Incorporated (the "Underwriter"), pursuant to an underwriting agreement dated as of March 27, 2007 (the "Underwriting Agreement"), between the Registrant, and the Underwriter. The Underwriting Agreement is annexed hereto as Exhibit 99.2. In connection with the Pooling and Servicing Agreement and the Underwriting Agreement, a tax opinion, dated March 30, 2007 (the "Tax Opinion"), was issued by Sidley Austin LLP. The Tax Opinion is annexed hereto as Exhibit 99.3. The remaining classes of the Certificates, designated as Class OC and Class P Certificates (collectively the "Privately Offered Certificates") were sold to the Underwriter pursuant to a certificate purchase agreement dated as of March 30, 2007 (the "Certificate Purchase Agreement").

     On March 30, 2007, Wells Fargo Bank, National Association, solely in its capacity as Securities Administrator on behalf of the Morgan Stanley Mortgage Loan Trust 2007-6XS and Morgan Stanley Capital Services Inc. ("MSCSI") entered into an interest rate corridor contract as evidenced by a Confirmation between the Corridor Trust and Morgan Stanley Capital Services Inc. (the "Corridor Contract"). The Corridor Contract is annexed hereto as Exhibit 99.4.

     Certain of the mortgage loans backing the Publicly-Offered Certificates (the "MSM Mortgage Loans") were acquired by the Registrant from Morgan Stanley Mortgage Capital Inc. ("MSMCI") as seller pursuant to a mortgage loan purchase agreement dated as of March 1, 2007 (the "MSMCI Mortgage Loan Purchase Agreement"). The MSMCI Mortgage Loan Purchase Agreement is annexed hereto as
Exhibit 99.5.

     Certain of the mortgage loans were acquired from American Home Mortgage Corp. ("American Home") pursuant to a mortgage loan purchase agreement dated as of June 1, 2006 (the "American Home Purchase Agreement"), as amended by the Assignment, Assumption and Recognition Agreement dated as of March 1, 2007 among the Registrant, MSMCI, American Home and the Trustee (the "American Home Assignment Agreement"). The American Home Assignment Agreement is annexed hereto as Exhibit 99.6a and the American Home Purchase Agreement is annexed hereto as Exhibit 99.6b.

     Certain of the mortgage loans were acquired from First National Bank of Nevada ("FNBN") pursuant to a mortgage loan purchase agreement dated as of April 1, 2006 (the "FNBN Purchase Agreement"), as amended by the Assignment, Assumption and Recognition Agreement dated as of March 1, 2007 among the Registrant, MSMCI, FNBN and the Trustee (the "FNBN Assignment Agreement"). The FNBN Assignment Agreement is annexed hereto as Exhibit 99.7a and the FNBN Purchase Agreement is annexed hereto as Exhibit 99.7b.

     Certain of the mortgage loans were acquired from GreenPoint Mortgage Funding, Inc. ("GreenPoint") pursuant to a mortgage loan sale and servicing agreement dated as of June 1, 2006 (the "GreenPoint Sale and Servicing Agreement"), as amended by the Assignment, Assumption and Recognition Agreement dated as of March 1, 2007 among the Registrant, MSMCI, GreenPoint, the Master Servicer and the Trustee (the "GreenPoint Servicing-Retained Assignment Agreement"). The GreenPoint Servicing-Retained Assignment Agreement is annexed hereto as Exhibit 99.8a and the GreenPoint Sale and Servicing Agreement is annexed hereto as Exhibit 99.8b.

     Certain of the mortgage loans were acquired from MortgageIT, Inc. ("MortgageIT") pursuant to a mortgage loan sale and servicing agreement dated as of March 1, 2006 (the "MortgageIT Purchase Agreement"), as amended by the Assignment, Assumption and Recognition Agreement dated as of March 1, 2007 among the Registrant, MSMCI, MortgageIT and the Trustee (the "MortgageIT Assignment Agreement"). The MortgageIT Assignment Agreement is annexed hereto as Exhibit 99.9a and the MortgageIT Purchase Agreement is annexed hereto as
Exhibit 99.9b.

     Certain of the mortgage loans were acquired from PHH Mortgage Corporation ("PHH") pursuant to a mortgage loan sale and servicing agreement dated as of January 1, 2006 (the "PHH Purchase Agreement"), as amended by the Assignment, Assumption and Recognition Agreement dated as of March 1, 2007 among the Registrant, MSMCI, PHH, the Master Servicer and the Trustee (the "PHH Assignment Agreement"). The PHH Assignment Agreement is annexed hereto as
Exhibit 99.10a and the PHH Purchase Agreement is annexed hereto as Exhibit
99.10b.

     Certain of the mortgage loans were acquired from Lydian Private Bank ("Virtual") pursuant to a mortgage loan sale purchase agreement dated as of September 1, 2006 (the "Virtual Purchase Agreement"), as amended by the Assignment, Assumption and Recognition Agreement dated as of March 1, 2007 among the Registrant, MSMCI, Virtual and the Trustee (the "Virtual Assignment Agreement"). The Virtual Assignment Agreement is annexed hereto as Exhibit 99.11a and the Virtual Purchase Agreement is annexed hereto as Exhibit 99.11b.

     Certain of the mortgage loans were acquired from Wachovia Mortgage Corporation ("Wachovia") pursuant to a mortgage loan sale and servicing agreement dated as of June 1, 2006 (the "Wachovia June Purchase Agreement"), as supplemented by the Amended Regulation AB Compliance Addendum (the "Wachovia Reg AB Addendum"), dated as of April 17, 2006, as amended by the Assignment, Assumption and Recognition Agreement dated as of March 1, 2007 among the Registrant, MSMCI, Wachovia, the Master Servicer and the Trustee (the "Wachovia Servicing-Retained Assignment Agreement"). The Wachovia Servicing-Retained Assignment

Agreement is annexed hereto as Exhibit 99.12a, the Wachovia Reg AB Addendum is annexed hereto as Exhibit 99.12b and the Wachovia June Purchase Agreement is annexed hereto as Exhibit 99.12c.

     Certain of the mortgage loans were acquired from Wilmington Finance, Inc. ("Wilmington") pursuant to a mortgage loan purchase agreement dated as of November 1, 2006 (the "Wilmington Purchase Agreement"), as amended by the Assignment, Assumption and Recognition Agreement dated as of March 1, 2007 among the Registrant, MSMCI, Wilmington and the Trustee (the "Wilmington Assignment Agreement"). The Wilmington Assignment Agreement is annexed hereto as Exhibit 99.13a and the Wilmington Purchase Agreement is annexed hereto as
Exhibit 99.13b.

     Certain of the mortgage loans for which MSMCI owns the servicing rights are serviced by GMAC Mortgage, LLC ("GMACM") (as successor by merger to GMAC Mortgage Corporation) pursuant to a servicing agreement dated January 1, 2006 (the "GMACM Servicing Agreement"), as amended by the Assignment, Assumption and Recognition Agreement dated as of March 1, 2007 among the Registrant, MSMCI, GMACM, the Master Servicer and the Trustee (the "GMACM Assignment Agreement"). The GMACM Assignment Agreement is annexed hereto as Exhibit 99.14a, and the GMACM Servicing Agreement is annexed hereto as Exhibit 99.14b.

     Certain of the mortgage loans for which MSMCI owns the servicing rights are serviced by Wells Fargo Bank, National Association ("Wells") pursuant to a servicing agreement dated April 1, 2006 (the "Wells Servicing Agreement"), as amended by the Assignment, Assumption and Recognition Agreement dated as of March 1, 2007 among the Registrant, MSMCI, Wells, the Master Servicer and the Trustee (the "Wells Assignment Agreement"). The Wells Assignment Agreement is annexed hereto as Exhibit 99.15a, and the Wells Servicing Agreement is annexed hereto as Exhibit 99.15b.

     Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.


Section 9   Financial Statements and Exhibits.
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Item 9.01   Financial Statements and Exhibits.
---------   ----------------------------------

(a)  Financial statements of businesses acquired:
     --------------------------------------------

        Not applicable.

(b)  Pro forma financial information:
     --------------------------------

        Not applicable.

(c)  Exhibits:                                                           Page:
     -------------------------------------------------------------------------

Exhibit 99.1 Pooling and Servicing Agreement, dated as of March 1, 2007, among Morgan Stanley Capital I, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer and as securities administrator and LaSalle Bank National Association, as trustee and custodian.

Exhibit 99.2 Underwriting Agreement, dated as of March 27, 2007, among Morgan Stanley & Co. Incorporated and Morgan Stanley Capital I, Inc.

Exhibit 99.3     Sidley Austin LLP Tax Opinion dated March 30, 2007.

Exhibit 99.4 Corridor Contract, dated as of March 30, 2007, between Morgan Stanley Capital Services Inc. and Wells Fargo Bank, National Association, solely in its capacity as securities administrator.

Exhibit 99.5 MSMCI Mortgage Loan and Purchase Agreement, dated as of March 1, 2007, among Morgan Stanley Mortgage Capital Inc., Morgan Stanley Capital I, Inc. and LaSalle Bank National Association, as trustee.

Exhibit 99.6a American Home Assignment Agreement, dated as of March 1, 2007, among Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Inc., American Home Mortgage Corp. and LaSalle Bank National Association, as trustee.

Exhibit 99.6b American Home Purchase Agreement, dated as of June 1, 2006, among Morgan Stanley Mortgage Capital Inc. and American Home Mortgage Corp.

Exhibit 99.7a FNBN Assignment Agreement, dated as of March 1, 2007, among Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Inc., First National Bank of Nevada and LaSalle Bank National Association, as trustee.

Exhibit 99.7b FNBN Purchase Agreement, dated as of April 1, 2006, among Morgan Stanley Mortgage Capital Inc. and First National Bank of Nevada.

Exhibit 99.8a GreenPoint Assignment Agreement, dated as of March 1, 2007, between Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Inc., GreenPoint Mortgage Funding, Inc., Wells Fargo Bank, National Association, as master servicer and as securities administrator, and LaSalle Bank National Association, as trustee.

Exhibit 99.8b GreenPoint Sale and Servicing Agreement, dated as of June 1, 2006, between Morgan Stanley Mortgage Capital Inc. and GreenPoint Mortgage Funding, Inc.

Exhibit 99.9a MortgageIT Assignment Agreement, dated as of March 1, 2007, among Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Inc., Wells Fargo Bank, National Association, as master servicer and as securities administrator, MortgageIT, Inc., and LaSalle Bank National Association, as trustee.

Exhibit 99.9b MortgageIT Purchase Agreement, dated as of March 1, 2006, among Morgan Stanley Mortgage Capital Inc. and MortgageIT, Inc.

Exhibit 99.10a PHH Assignment Agreement, dated as of March 1, 2007, between Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Inc., PHH Mortgage Corporation, Wells Fargo Bank, National Association, as master servicer and as securities administrator, and LaSalle Bank National Association, as trustee.

Exhibit 99.10b PHH Purchase Agreement, dated as of January 1, 2006, among Morgan Stanley Mortgage Capital Inc. and PHH Mortgage Corporation.

Exhibit 99.11a Virtual Assignment Agreement, dated as of March 1, 2007, among Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Inc., Lydian Private Bank and LaSalle Bank National Association, as trustee.

Exhibit 99.11b Virtual Purchase Agreement, dated as of September 1, 2006, among Morgan Stanley Mortgage Capital Inc. and Lydian Private Bank.

Exhibit 99.12a Wachovia Assignment Agreement, dated as of March 1, 2007, between Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Inc., Wells Fargo Bank, National Association, as master servicer and as securities administrator, Wachovia Mortgage Corporation and LaSalle Bank National Association, as trustee.

Exhibit 99.12b Wachovia Reg AB Addendum, dated as of April 17, 2006, between Morgan Stanley Mortgage Capital Inc. and Wachovia Mortgage Corporation.

Exhibit 99.12c Wachovia June Purchase Agreement, dated as of June 1, 2006, between Morgan Stanley Mortgage Capital Inc. and Wachovia Mortgage Corporation.

Exhibit 99.13a Wilmington Assignment Agreement, dated as of March 1, 2007, among Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Inc., Wilmington Finance, Inc. and LaSalle Bank National Association, as trustee.

Exhibit 99.13b Wilmington Purchase Agreement, dated as of November 1, 2006, among Morgan Stanley Mortgage Capital Inc. and Wilmington Finance, Inc.

Exhibit 99.14a GMACM Assignment Agreement, dated as of March 1, 2007, among Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Inc., GMAC Mortgage, LLC, Wells Fargo Bank, National Association, as master servicer and as securities administrator, and LaSalle Bank National Association, as trustee.

Exhibit 99.14b GMACM Servicing Agreement, dated as of January 1, 2006, between Morgan Stanley Mortgage Capital Inc. and GMAC Mortgage Corporation.

Exhibit 99.15a Wells Assignment Agreement, dated as of March 1, 2007, among Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Inc., Wells Fargo Bank, National Association, as master servicer and as securities administrator, and LaSalle Bank National Association, as trustee.

Exhibit 99.15b Wells Servicing Agreement, dated as of April 1, 2006, between Morgan Stanley Mortgage Capital Inc. and Wells Fargo Bank, National Association.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Date: April 17, 2007


                                     MORGAN STANLEY CAPITAL I INC.






                                     By: /s/ Valerie Kay
                                         -------------------------------
                                         Name:  Valerie Kay
                                         Title: Vice President

                                 Exhibit Index
                                 -------------


Exhibit Index
-------------

Item 601(a) of                                     Description                             Paper (P) or Electronic (E)
---------------                                    -----------                             ---------------------------
Regulation S-K
--------------
     99.1                 Pooling and Servicing Agreement, dated as of March 1, 2007,                   E
                          among Morgan Stanley Capital I, Inc., as depositor, Wells
                          Fargo Bank, National Association, as master servicer and as securities administrator and LaSalle Bank National
                          Association, as trustee and custodian.

     99.2                 Underwriting Agreement, dated as of March 27, 2007, among                     E
                          Morgan Stanley & Co. Incorporated and Morgan Stanley Capital
                          I, Inc.

     99.3                 Sidley Austin LLP Tax Opinion dated March 30, 2007.                           E

     99.4                 Corridor Contract, dated as of March 30, 2007, between Morgan                 E
                          Stanley Capital Services Inc. and Wells Fargo Bank, National
                          Association, solely in its capacity as securities
                          administrator.

     99.5                 MSMCI Mortgage Loan and Purchase Agreement, dated as of March                 E
                          1, 2007, among Morgan Stanley Mortgage Capital Inc., Morgan
                          Stanley Capital I, Inc. and LaSalle Bank National Association,
                          as trustee.

     99.6a                American Home Assignment Agreement, dated as of March 1, 2007,                E
                          among Morgan Stanley Capital I Inc., Morgan Stanley Mortgage
                          Capital Inc., American Home Mortgage Corp. and LaSalle Bank
                          National Association, as trustee.

     99.6b                American Home Purchase Agreement, dated as of June 1, 2006,                   E
                          among Morgan Stanley Mortgage Capital Inc. and American Home
                          Mortgage Corp.

     99.7a                FNBN Assignment Agreement, dated as of March 1, 2007, among                   E
                          Morgan Stanley Capital I Inc.,  Morgan Stanley Mortgage
                          Capital Inc., First National Bank of Nevada and LaSalle Bank
                          National Association, as trustee.




     99.7b                FNBN Purchase Agreement, dated as of April 1, 2006, among                     E
                          Morgan Stanley Mortgage Capital Inc. and First National Bank
                          of Nevada.

     99.8a                GreenPoint Assignment Agreement, dated as of March 1, 2007,                   E
                          between Morgan Stanley Capital I Inc., Morgan Stanley Mortgage
                          Capital Inc., GreenPoint Mortgage Funding, Inc., Wells Fargo
                          Bank, National Association, as master servicer and as
                          securities administrator, and LaSalle Bank National
                          Association, as trustee.

     99.8b                GreenPoint Sale and Servicing Agreement, dated as of June 1,                  E
                          2006, between Morgan Stanley Mortgage Capital Inc. and
                          GreenPoint Mortgage Funding, Inc.

     99.9a                MortgageIT Assignment Agreement, dated as of March 1, 2007,                   E
                          among Morgan Stanley Capital I Inc., Morgan Stanley Mortgage
                          Capital Inc., Wells Fargo Bank, National Association, as
                          master servicer and as securities administrator, MortgageIT,
                          Inc., and LaSalle Bank National Association, as trustee.

     99.9b                MortgageIT Purchase Agreement, dated as of March 1, 2006,                     E
                          among Morgan Stanley Mortgage Capital Inc. and MortgageIT, Inc.

     99.10a               PHH Assignment Agreement, dated as of March 1, 2007, between                  E
                          Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital
                          Inc., PHH Mortgage Corporation, Wells Fargo Bank, National
                          Association, as master servicer and as securities
                          administrator, and LaSalle Bank National Association, as
                          trustee.

     99.10b               PHH Purchase Agreement, dated as of January 1, 2006, among                    E
                          Morgan Stanley Mortgage Capital Inc. and PHH Mortgage
                          Corporation.

     99.11a               Virtual Assignment Agreement, dated as of March 1, 2007, among                E
                          Morgan Stanley Capital I Inc.,  Morgan Stanley Mortgage
                          Capital Inc., Lydian Private Bank and LaSalle Bank National
                          Association, as trustee.




     99.11b               Virtual Purchase Agreement, dated as of September 1, 2006,                    E
                          among Morgan Stanley Mortgage Capital Inc. and Lydian Private
                          Bank.

     99.12a               Wachovia Assignment Agreement, dated as of March 1, 2007,                     E
                          between Morgan Stanley Capital I Inc., Morgan Stanley Mortgage
                          Capital Inc., Wells Fargo Bank, National Association, as
                          master servicer and as securities administrator, Wachovia
                          Mortgage Corporation and LaSalle Bank National Association, as
                          trustee.

     99.12b               Wachovia Reg AB Addendum, dated as of April 17, 2006, between                 E
                          Morgan Stanley Mortgage Capital Inc. and Wachovia Mortgage
                          Corporation.

     99.12c               Wachovia June Purchase Agreement, dated as of June 1, 2006,                   E
                          between Morgan Stanley Mortgage Capital Inc. and Wachovia
                          Mortgage Corporation.

     99.13a               Wilmington Assignment Agreement, dated as of March 1, 2007,                   E
                          among Morgan Stanley Capital I Inc., Morgan Stanley Mortgage
                          Capital Inc., Wilmington Finance, Inc. and LaSalle Bank
                          National Association, as trustee.

     99.13b               Wilmington Purchase Agreement, dated as of November 1, 2006,                  E
                          among Morgan Stanley Mortgage Capital Inc. and Wilmington
                          Finance, Inc.

     99.14a               GMACM Assignment Agreement, dated as of March 1, 2007, among                  E
                          Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital
                          Inc., GMAC Mortgage, LLC, Wells Fargo Bank, National
                          Association, as master servicer and as securities
                          administrator, and LaSalle Bank National Association, as
                          trustee.

     99.14b               GMACM Servicing Agreement, dated as of January 1, 2006,                       E
                          between Morgan Stanley Mortgage Capital Inc. and GMAC Mortgage
                          Corporation.

     99.15a               Wells Assignment Agreement, dated as of March 1, 2007, among                  E
                          Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital
                          Inc., Wells Fargo Bank,




                          National Association, as master servicer and as securities administrator, and LaSalle Bank National Association, as trustee.

     99.15b               Wells Servicing Agreement, dated as of April 1, 2006, between                 E
                          Morgan Stanley Mortgage Capital Inc. and Wells Fargo Bank,
                          National Association.
